 Exhibit (a)(1)(B)
Letter of Transmittal to Tender Shares of Common Stock
of
SCIENCE 37 HOLDINGS, INC.
at $5.75 Net Per Share in Cash Pursuant to the Offer to Purchase dated February 12, 2024 by
Marlin Merger Sub Corporation,
a wholly-owned subsidiary of eMed, LLC
The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of Science 37 Holdings, Inc. (“Science 37”), tendered pursuant to this Letter of Transmittal, at a price of $5.75 per share, net to the seller in cash, without interest thereon and subject to any tax withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 12, 2024 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY OF MONDAY, MARCH 11, 2024, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.
Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.
Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:
If delivering by hand, express mail, courier or other expedited service:	If delivering by mail:
Continental Stock Transfer & Trust Company Attn: Corporate Actions 1 State Street, 30th Floor New York, New York 10004	Continental Stock Transfer & Trust Company Attn: Corporate Actions 1 State Street, 30th Floor New York, New York 10004
Pursuant to the offer of Marlin Merger Sub Corporation (“Purchaser”) to purchase all outstanding Shares of Science 37, the undersigned encloses herewith and surrenders the following certificate(s) representing Shares of Common Stock:
DESCRIPTION OF SURRENDERED CERTIFICATES
Names(s) and Address(es) of Registered Owner(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate(s) Surrendered (Attach additional list if necessary)
	Certificate Number(s)	Total Number of Shares Represented By Certificate(s)

Total number of shares:
[ ]   If any certificate(s) representing shares of stock that you own have been lost or destroyed, check this box and see Instruction 8. Please fill out the remainder of this Letter of Transmittal and indicate here the number of shares of stock represented by the lost or destroyed certificates.             (Number of Shares)

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, SARATOGA PROXY CONSULTING LLC, AT (212) 257-1311 OR (888) 368-0379.
You have received this Letter of Transmittal in connection with the offer of Marlin Merger Sub Corporation, a Delaware corporation (“Purchaser”), a wholly-owned subsidiary of eMed, LLC, a limited liability company organized under the laws of Delaware (“Parent”), to purchase all outstanding shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of Science 37 Holdings, Inc., a Delaware corporation (“Science 37”), at a price of $5.75 per Share, net to the seller in cash (such price, or any different price per Share as may be paid in the Offer, the “Offer Price”), without interest thereon and subject to any tax withholding, as described in the Offer to Purchase, dated February 12, 2024 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).
You should use this Letter of Transmittal to deliver to Continental Stock Transfer & Trust Company (the “Depositary”) Shares represented by stock certificates, or held in book-entry form on the books of Science 37, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in the Offer to Purchase). In this Letter of Transmittal, stockholders who deliver certificates representing their Shares are referred to as “Certificate Stockholders,” and stockholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Stockholders.”
If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 1 below. Delivery of documents to DTC will not constitute delivery to the Depositary.
☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):
Name(s)of Registered Owner(s):
Window Ticket Number (if any) or DTC Participant Number:
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
The undersigned hereby tenders to Marlin Merger Sub Corporation, a Delaware corporation (“Purchaser”), a wholly-owned subsidiary of eMed, LLC, a limited liability company organized under the laws of the State of Delaware (“Parent”), the shares of common stock (the “Shares”), par value $0.0001 per share (the “Common Stock”), of Science 37 Holdings, Inc., a Delaware corporation (“Science 37”), at a price of $5.75 per Share, net to the seller in cash, without interest thereon and subject to any tax withholding, on the terms and subject to the conditions set forth in the Offer to Purchase, dated February 12, 2024, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “Offer”).
On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith, and not properly withdrawn pursuant to the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby. In addition, the undersigned hereby irrevocably appoints Continental Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares with full power of substitution (such proxy and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares) to the full extent of such stockholder’s rights with respect to such Shares (a) to deliver certificates representing Shares (the “Share Certificates”), or transfer of ownership of such Shares on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares for transfer on the books of Science 37, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.
The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for payment by Purchaser. The designees of Purchaser will, with respect to the Shares and any other securities or rights for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Science 37’s stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, all prior powers of attorney, proxies and consents given by such stockholder with respect to such Shares or other securities or rights will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by such stockholder (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, with respect to such Shares and any other related securities or rights.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.
IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED IN THE OFFER TO PURCHASE)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.
Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Surrendered Certificates.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Surrendered Certificates.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4 and 5)
To be completed ONLY if the new shares or payment for surrendered shares is to be issued in the name of someone other than the undersigned. You must obtain a MEDALLION SIGNATURE GUARANTEE. See reverse.
Issue payment to:
Name:
(Please Print)
Address:
(Include Zip Code)
(Tax Identification or Social Security No.)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4 and 5)
To be completed ONLY if the new shares or check for surrendered shares is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.
Deliver check to:
Name:
(Please Print)
Address:
(Include Zip Code)

IMPORTANT — SIGN HERE
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))
(Must be signed by former registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) as evidenced by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)
Name:	Signature:
Name:	Signature:
Telephone Number:	Email Address:
Dated: , 2024
Mail to: Continental Stock Transfer & Trust Company,
Attn: Corporate Actions,
1 State Street 30th Floor, New York, NY 10004
Telephone: 917-262-2378
MEDALLION SIGNATURE GUARANTEE
(See Instructions 1 and 4)
Complete ONLY if required by Instruction 1.
FOR USE BY FINANCIAL INSTITUTION ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Firm:
By:
Title:
Address:

INSTRUCTIONS FOR LETTER OF TRANSMITTAL
Forming Part of the Terms and Conditions of the Offer
1.   Guarantee of Signature.   Signatures on all Letters of Transmittal must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP (an “Eligible Institution”), except in cases where securities are surrendered (i) by a registered holder of the securities who has not completed either the box entitled “Special Payment/Issuance Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 4.
2.   Delivery of Letter of Transmittal and Certificates.   The Letter of Transmittal, properly completed and duly executed, together with the certificate(s) for the securities described should be delivered to Continental Stock Transfer & Trust Company in the envelope enclosed for your convenience.
THE METHOD OF DELIVERY OF CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE OWNER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. DELIVERY OF THE DOCUMENTS WILL BE EFFECTIVE, AND RISK OF LOSS AND TITLE WITH RESPECT THERETO SHALL PASS, ONLY WHEN THE MATERIALS ARE ACTUALLY RECEIVED BY THE DEPOSITARY.
3.   Inadequate Space.   If the space provided on the Letter of Transmittal is inadequate, the certificate numbers and the number of shares should be listed on a separate schedule to be attached thereto.
4.   Signatures of Letter of Transmittal, Stock Powers and Endorsements.    When the Letter of Transmittal is signed by the registered owner(s) of the certificate(s) listed and surrendered thereby, no endorsements of certificates or separate stock powers are required.
If the certificate(s) surrendered is (are) owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.
If any surrendered certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If the Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.
If the Letter of Transmittal or any certificate or stock power is signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others, acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to Continental Stock Transfer & Trust Company, Science 37’s transfer agent, of their authority to do so must be submitted.
5.   Special Payment and Delivery Instructions.   Indicate the name and address to which new shares or payment for the securities is to be issued and/or sent if different from the name and address of the person(s) signing the Letter of Transmittal.
6.   W-9.   Please follow instructions contained within the W-9. If you are a foreign person, you must provide a properly completed and executed Internal Revenue Service Form W-8BEN, which you can obtain from Continental Stock Transfer & Trust Company.
7.   Additional Copies.   Additional copies of the Letter of Transmittal may be obtained from the Reorganization Department of Continental Stock Transfer & Trust Company at the address listed below.
8.   Lost, Stolen or Destroyed Certificates.   If any stock certificates have been lost, stolen or destroyed, please so indicate on the front of the Letter of Transmittal, and additional paperwork will be sent to you to replace the lost, stolen or destroyed certificates.

All questions as to the validity, form and eligibility of any surrender of certificates will be determined by Continental Stock Transfer & Trust Company and Science 37, and such determination shall be final and binding. Continental Stock Transfer & Trust Company and Science 37 reserve the right to waive any irregularities or defects in the surrender of any certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived. Neither Continental Stock Transfer & Trust Company nor Science 37 is under any obligation to waive or to provide any notification of any irregularities or defects in the surrender of any certificates, nor shall Continental Stock Transfer & Trust Company or Science 37 be liable for any failure to give such notification.
For Information:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
917-262-2378
IMPORTANT TAX INFORMATION
Under U.S. federal income tax law, a stockholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment, or whose Shares are converted in the Merger (as defined in the Offer to Purchase), is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer, or converted in the Merger (as defined in the Offer to Purchase), may be subject to backup withholding.
If backup withholding applies, the Depositary is required to withhold at the applicable back-up withholding rate any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax and may be refunded or credited against the applicable holder’s U.S. federal income tax liability, provided that such holder timely furnishes the required information to the IRS.
Form W-9
To prevent backup withholding on payments that are made to a United States stockholder with respect to Shares purchased pursuant to the Offer or converted in the Merger (as defined in the Offer to Purchase), as applicable, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.
What Number to Give the Depositary
Each United States stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I and sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold at the applicable withholding back-up rate a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days. We note that your

Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent (as defined in the Merger Agreement), in certain circumstances.
Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

PAYER’S NAME:   Continental Stock Transfer & Trust Company
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number
Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Part 3 — Certification Under Penalties of Perjury, I certify that:
(1)
The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)
I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3)
I am a U.S. person (including a U.S. resident alien),

(4)
The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 4 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE DATE
NAME
ADDRESS
CITY STATE ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: Continental Stock Transfer & Trust Company
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT TAX INFORMATION
Under current U.S. federal income tax law, a stockholder who tenders Science 37 stock certificates that are accepted for purchase may be subject to backup withholding. In order to avoid such backup withholding, the stockholder must provide the Depositary with such stockholder’s correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $100 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Science 37 stock certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed appropriate Form W-8, or successor form. Such statements can be obtained from the Depositary.
Failure to complete the Substitute Form W-9 will not, by itself, cause the Science 37 stock certificates to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Merger (as defined in the Offer to Purchase). Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.
NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.
For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)
3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)	10. Corporate account	The corporation
4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization
5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership
6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization
7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)
Circle the minor’s name and furnish the minor’s social security number.

(3)
Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)
List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:
If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.
Payees specifically exempted from backup withholding include:
•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly owned agency or instrumentality of any one or more of the foregoing.

•
An international organization or any agency or instrumentality thereof.

•
A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:
•
A corporation.

•
A financial institution.

•
A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

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A real estate investment trust.

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A common trust fund operated by a bank under Section 584(a).

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An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

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A middleman known in the investment community as a nominee or custodian.

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A futures commission merchant registered with the Commodity Futures Trading Commission.

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A foreign central bank of issue.

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A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
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Payments to nonresident aliens subject to withholding under Section 1441.

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Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

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Payments of patronage dividends where the amount received is not paid in money.

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Payments made by certain foreign organizations.

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Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:
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Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

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Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

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Payments described in Section 6049(b)(5) to nonresident aliens.

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Payments on tax-free covenant bonds under Section 1451.

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Payments made by certain foreign organizations.

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Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.
Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1)   Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2)   Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3)   Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4)   Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer to Purchase is:
If delivering by hand, express mail, courier or other expedited service:	If delivering by mail:
Continental Stock Transfer & Trust Company Attn: Corporate Actions 1 State Street, 30th Floor New York, New York 10004	Continental Stock Transfer & Trust Company Attn: Corporate Actions 1 State Street, 30th Floor New York, New York 10004
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.
Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at the telephone number and location listed below. You may also contact your broker, dealer, bank or trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, New York 10018
(212) 257-1311 or (888) 368-0379
info@saratogaproxy.com